MONUMENT SERIES FUND

                        MONUMENT DIGITAL TECHNOLOGY FUND
                         MONUMENT MEDICAL SCIENCES FUND
                        MONUMENT TELECOMMUNICATIONS FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 17, 2001
                             as updated May 8, 2001

This Statement of Additional Information ("SAI") is not a Prospectus. It contains additional information that you should read in conjunction with the prospectus, dated April 17, 2001 ("Prospectus"), for the Monument Series Fund. Capitalized terms appearing in this SAI that are not otherwise defined in this document have the same meaning given to them in the Prospectus. You may obtain a copy of the Prospectus by writing Monument Series Fund, 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, or by calling us toll-free at (888) 420-9950.

The Company ..................................................
Investment Strategies and Risks...............................
Investment Restrictions.......................................
Trustees and Officers.........................................
Committees Established by the Board of Trustees...............
Principal Holders of Securities...............................
Investment Advisory and Other Services........................
Portfolio Transactions and Brokerage..........................
Further Description of the Company's Shares...................
Buying, Redeeming, and Exchanging Shares......................
Valuation of Fund Shares......................................
Additional Information On Distributions and Taxes.............
Performance Information.......................................
Performance Comparisons.......................................
Financial Information.........................................


THE COMPANY. Effective June 30, 2000, the Company became a Delaware business trust. It was previously organized as a Maryland corporation on April 7, 1997. The Company is registered with the SEC as a open-end management investment company. Each of its Funds is diversified. The Company currently offers, on a continuous basis, the common stock of five series: Monument Digital Technology Fund, Monument Medical Sciences Fund, Monument Genomics Fund, Monument Telecommunications Fund, and Monument New Economy Fund. Each series is authorized to offer four separate classes of shares:

>>....Class A Shares imposing a front-end sales charge up to a maximum of 5.75%, and a sales charge of 1% if shares are redeemed within the first year after purchase;

>> Class B Shares charging a maximum back-end sales charge of 5% if redeemed within six years of purchase, carrying a higher Rule 12b-1 fee than Class A Shares but converting to Class A Shares in approximately eight years after purchase;

>> Class C Shares charging a front-end sales charge of 1%, and a sales charge of 1% if shares are redeemed within the first year after purchase, and carrying a higher Rule 12b-1 fee than Class A Shares with no conversion feature; and

>> Class Y Shares for certain institutional investors.

The Company may offer additional series or classes of shares in the future.

When issued, shares of each Fund are fully-paid, non-assessable, and have equal rights as to redemption and participation in income dividends, earnings, and assets remaining in liquidation. Shareholders have no preemptive or conversion rights.

                         INVESTMENT STRATEGIES AND RISKS

The Prospectus describes the fundamental investment objectives and certain investment policies and restrictions applicable to each Fund. The following is additional information for your consideration.

DEPOSITARY RECEIPTS. Each of the Funds may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Funds will buy foreign securities indirectly through the use of depositary receipts. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), and other similar depositary receipts to the extent they are traded in the U.S. market in U.S. currency. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

FOREIGN SECURITIES.

General. Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of foreign securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and those levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds. Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Market Securities" below for information on additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in United States dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market and certain other regions are subject to more specific risks.

Emerging Markets. Investments in emerging market country securities involve special risks. The economies, markets and political structures of emerging market countries generally do not compare favorably with those of the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier than U.S. investments, and pricing may be more volatile. Emerging market economies are less well developed and less diverse than those of more developed countries, and more vulnerable to circumstances relating to international trade, trade barriers and other protectionist or retaliatory measures. Many countries are also subject to inflation, recession, high levels of national debt, currency exchange problems and government instability. In addition, governmental authorities may choose not to repay debt, and the relative size of the debt service burden to the economy may be excessive. Investments in some countries may be deemed speculative. Under such circumstances, a Fund may have limited legal recourse against the issuer or guarantor. The ability to seek recourse in a foreign jurisdiction may be influenced by the current political climate.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with that Fund's investment objective, and has authorized such securities to be considered liquid to the extent Advisors determines that there is a liquid institutional or other market for such securities -- for example, restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933 ("1933 Act"), and for which a liquid institutional market has developed. The Board of Trustees will review any determination by Advisors to treat a restricted security as a liquid security on an ongoing basis, including Advisors' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisors and the Board of Trustees will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to buy or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) other such factors as Advisors may determine to be relevant.

OPTIONS. The Funds may purchase put and call options and engage in the writing of covered call options and put options on securities that meet each Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Funds, except for the Equity Option Income Fund, which employs options as its principal investment strategy, will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Funds may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

BUYING CALL AND PUT OPTIONS. Each Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Each Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

WRITING (SELLING) CALL AND PUT OPTIONS. Each Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. Each Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund's ability to close out options it has written.

Each Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

WRITING OVER-THE-COUNTER ("OTC") OPTIONS. A Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the Securities and Exchange Commission ("SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Funds will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

FUTURES CONTRACTS. Each Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases each Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

RISKS ASSOCIATED WITH OPTIONS AND FUTURES. Although each Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities (except for the Equity Option [Income] Fund, which uses options as part of its principal investment strategy and is not limited to hedging against declines in market value), the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends upon Advisors' ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Advisors' judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements allow a Fund to acquire ownership of a debt security which the seller agrees (at the time of the sale) to repurchase at a mutually agreed upon time and price. The security's yield during the Fund's holding period is thus predetermined.

SECURITIES LOANS. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio's investment program.

While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote.

REPURCHASE AGREEMENTS. Although each Fund will enter into repurchase agreements only with institutions that Advisors believes present minimal credit risks, it is conceivable that a repurchase agreement issuer could seek relief under bankruptcy laws or otherwise default on its obligations under its repurchase agreement. In that event, a Fund could experience both delays in liquidating the underlying securities, and losses including: (1) a possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; (3) a possible loss on the sale of the underlying collateral; and (4) the expense of enforcing its rights.

SECURITIES LOANS. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Advisors to be of good standing and will not be made unless, in the judgment of Advisors, the consideration to be earned from such loans would justify the risk.

WARRANTS. Each Fund may invest in warrants. A warrant is a security that gives the holder the right, but not the obligation, to purchase a given number of shares of a particular company at a fixed price within a certain period of time. Warrants generally trade in the open market and may be sold rather than exercised.

The purchaser of a warrant expects the market price of the security underlying the warrant to exceed the purchase price of the warrant plus the exercise price of the warrant, thus yielding a profit. It is possible, however, that the market price of the security underlying a warrant will not exceed the exercise price of the warrant before the expiration date. Consequently, the purchaser of a warrant risks the loss of the entire purchase price. Price movements in the security underlying a warrant are generally not as great as the warrant's price movements. Therefore, the price of a warrant tends to be more volatile and may not correlate exactly to the price of its underlying security.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Company has adopted the following restrictions as fundamental policies for each Fund. These restrictions may not be changed for any given Fund without the approval of the lesser of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities present at a shareholder meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy, or as otherwise provided by law, governing documentation or applicable interpretation. Under the restrictions, each Fund MAY NOT:

1. with respect to 75% of the Fund's assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer;

2. with respect to 75% of the Fund's assets, purchase more than 10% of the outstanding voting securities of any issuer;

3. issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings;

4. make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of the Fund's total assets (at the time of the most recent loan). This limitation does not apply to purchases of debt securities or to repurchase agreements;

5. borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). As a nonfundamental operating policy, no Fund will purchase securities when its borrowings exceed 5% of its total assets;

6. underwrite the securities of other issuers, except to the extent that (in connection with the disposition of portfolio securities) the Fund may be deemed to be an underwriter for purposes of the 1933 Act;

7. invest in securities for the purpose of exercising management or control of the issuer, except that each Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, regulations thereunder, or applicable exemptions;

8. purchase or sell commodity contracts, except that each Fund may (as appropriate and consistent with its investment objectives and policies) enter into financial futures contracts, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, and repurchase agreements;

9. purchase or sell real estate or any interest therein, except that each Fund may (as appropriate and consistent with its investment objectives and policies) invest in securities of corporate and governmental entities secured by real estate or marketable interests therein, or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership of such securities; or

10. invest in the securities of other investment companies, except that each Fund may acquire securities of another investment company pursuant to a plan of reorganization, merger, consolidation or acquisition, or except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the
      aggregate:   (1) more than 3% of the issuer's outstanding voting stock;
      (2) more than 5% of the Fund's total assets; and (3) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets, or except as otherwise permitted by the 1940 Act and the regulations thereunder or exemptions therefrom.

Nonfundamental Investment Policies

In addition to the fundamental policies identified above, it is the present operating policy of each Fund (which may be changed without shareholder approval) not to:

1. pledge, mortgage or hypothecate its assets as security for loans, or engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, invest its short-term cash in shares of a money market mutual fund (pursuant to the terms of any order, and any conditions therein, issued by the SEC permitting such investments);

2. invest more than 5% of its net assets (valued at the lower of cost or market) in warrants, nor more than 2% of its net assets in warrants not listed on either the New York or American Stock Exchange; or

3. engage in short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold.

PORTFOLIO TURNOVER. There are no limitations on the length of time that a Fund must hold a portfolio security. A Fund may sell a portfolio security and reinvest the proceeds whenever Advisors deems such action prudent from the viewpoint of a Fund's investment objective. A Fund's annual portfolio turnover rate may vary significantly from year to year. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of a Fund's distributions constituting taxable capital gains may increase. Monument Advisors does not expect the annual portfolio turnover rates for a Fund to exceed 120%.

                              TRUSTEES AND OFFICERS

The Board of Trustees has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The Board of Trustees also elects the officers of the Company, who are responsible for administering day-to-day operations. Affiliations for the Officers and Board of Trustees (including principal occupations for the past five years) are shown below. Members of the Board of Trustees who are considered "interested persons" of the Company under the 1940 Act are indicated by as asterisk (*).

Name (Age)        Position      Principal Occupation During the
Address           Held with     Past Five Years
                  Company
--------------------------------------------------------------------
--------------------------------------------------------------------

*David A. Kugler  Trustee,      President and Director, The
(41)              President     Monument Group, Inc. (a holding
7201 Wisconsin    and           company); Monument Funds Group,
Avenue, Suite 650 Treasurer,    Inc. (a mutual funds development
Bethesda, MD      1997 -        company); Monument Advisors, Ltd.;
20814             present       Monument Distributors, Inc.;
                                Monument Shareholder Services,
                                Inc., 1997 - present; Account Vice
                                President, Paine Webber, Inc.,
                                1994 - 1997; Financial Consultant,
                                Merrill Lynch & Co., 1990 - 1994.

Peter L. Smith    Vice          Senior Vice President and
(69)              President     Secretary, The Monument Group,
7201 Wisconsin    and           Inc.; Monument Funds Group, Inc.;
Avenue, Suite 650 Assistant     Monument Advisors, Ltd.; Monument
Bethesda, MD      Secretary     Distributors, Inc.; Monument
20814                           Shareholder Services, Inc., 1998 -
                                present; Special Investigator
                                (Senior Examiner), National
                                Association of Securities Dealers
                                Regulation, Inc., District 10 (New
                                York City), 1997 - 1998; Senior
                                Staff Accountant, Office of
                                Compliance Inspections and
                                Examinations, U.S. Securities and
                                Exchange Commission, Washington,
                                D.C., 1974 - 1997.

G. Frederic       Trustee,      Business Manager, Trinity
White II (47)     Secretary     Episcopal Parish, 1997 - present;
3107 Albemarle                  Management Consultant, Small
Road                            Business Management, 1985 - 1996.
Wilmington, DE
19808

Francine F. Carb  Trustee       President, Markitects, Inc.
(42)                            (marketing consulting), 1994 -
421 Woodland                    present; Francine Carb &
Circle                          Associates (marketing consulting),
Radnor, PA  19087               1992 - 1994.

Victor Dates (63) Trustee       Adjunct Professor, Coppin State
2107 Carter Dale                College, 1998 - present; Assistant
Road                            Professor, Howard University, 1988
Baltimore, MD                   - 1998.
21209

Name (Age)        Position      Principal Occupation During the
Address           Held with     Past Five Years
                  Company
--------------------------------------------------------------------
--------------------------------------------------------------------

George DeBakey    Trustee       Director, Business Development,
(51)                            Technolognet.com, 2000 - present;
19 Blue Hosta Way               Director of International
Rockville, MD                   Operations, ESI International,
20850                           Inc., 1998 - 1999; Instructor,
                                American University, 1992 - 1998.

David Gregg III   Trustee       Chairman, Gator Broadcasting
(68)                            Corp., 1986 - present; Managing
2200 Clarendon                  Director, Pierce Financial Corp.,
Blvd.                           1984 - present.
Suite 1410
Arlington, VA
22201

Rhonda Wiles      Trustee       President, Wall Street Institute,
Roberson, Esq.                  Inc., 2000 - present; Director of
(48)                            Development, Futures Industry
2001                            Institute, 1999 - 2000; Senior
Pennsylvania                    Vice President, Institutional
Ave., N.W.,                     Funding and Development, Hispanic
Suite 600                       Radio Network, Inc., 1998 - 1999;
Washington,                     Principal, RWR Consults (Business
D.C.  20006                     Advisors), 1995 - present;
                                Counsel, NAPWA Services
                                (pharmaceutical company) 1995;
                                Associate General Counsel, Calvert
                                Group, Ltd. (mutual fund sponsor),
                                1990 - 1993.

The following table summarizes the compensation paid by the Company to any Trustee of the Company for fiscal year ended October 31, 2000:

 Name of Person   Aggregate   Pension or    Estimated    Total Compensation
 --Independent   Compensation Retirement     Annual       From Company and
   Trustees--       From       Benefits     Benefits      Company Complex
                   Company    Accrued as      Upon        Paid to Trustees
                               Part of     Retirement
                                 Fund
                               Expenses
Francine F. Carb   $6,275        None         None             $6,275
  Victor Dates     $6,000        None         None             $6,000
 George DeBakey    $6,000        None         None             $6,000
David Gregg III    $1,700        None         None             $1,700
  Rhonda Wiles     $6,000        None         None             $6,000
  G. Frederic      $6,000        None         None             $6,000
    White II


Trustees and officers of the Company who are affiliated with Advisors and/or Distributors receive no remuneration from the Company. Effective January 1, 2001, each Trustee who is not an interested person of the Company receives a fee of $6,000 annually, plus an additional fee of $500 per meeting for in-person attendance at any meeting of the Board of Trustees or one of its committees, or $375 for meetings attended by telephone or other remote means. The Audit Committee Chairperson receives an additional $1,000 per year. Trustees also receive reimbursement for any expenses incurred in attending board and committee meetings. The Board of Trustees generally meets quarterly.

In addition, those Trustees and officers of the Company who are also shareholders of The Monument Group, Inc., the parent company of Advisors and Distributors, may also receive indirect remuneration by virtue of their indirect interests in Advisors and Distributors, respectively.

                COMMITTEES ESTABLISHED BY THE BOARD OF TRUSTEES

The Company has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Nominating Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the Company's accounting and financial reporting practices, and acts as a liaison between the Board of Trustees and Deloitte & Touche LLP, the Company's independent public accountant. The Committee is constituted entirely of independent trustees. Trustees Carb, Dates, DeBakey, Gregg, White, and Wiles-Roberson are members of the Audit Committee.

EXECUTIVE COMMITTEE: The Executive Committee may exercise its powers during those intervals between meetings of the full Board of Trustees. The Executive Committee possesses all of the powers of the Board of Trustees in the management of the Company except as to those matters that specifically require action by the Board of Trustees. Trustees Kugler and Wiles-Roberson are members of the Executive Committee.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee determines in good faith a fair value for any of the Company's portfolio investments that do not have a readily available market quotation or sales price. The Committee then presents such valuations and the basis therefor at the next meeting of the Board of Trustees for their good faith confirmation or change. The President and Chief Investment Officer of Monument Advisors are members of the Pricing and Investment Committee.

NOMINATING COMMITTEE: The Nominating Committee nominates candidates for election to the Board of Trustees, whether such candidates be interested or non-interested persons of the Company. The independent trustees oversee the process of trustee selection and make final determinations with respect to inviting candidates to join the Board. Trustees Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Nominating Committee.

                         PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2001: Charles Schwab & Co., Inc. owned of record 5.52% of the Monument Digital Technology Fund Class A Shares; Deutsche Banc Alex Brown Inc. owned of record 23.52% of the Monument Digital Technology Fund Class C Shares; Dain Rauscher, custodian for Jimmie M. Farmer, owned of record 17.62% of the Monument Digital Technology Fund Class C Shares; NFSC F/B/O Joseph W. Hug owned of record 7.54% of the Monument Digital Technology Fund Class C Shares; Stifel Nicolaus & Co., Inc. F/B/O Gary P. Laun owned of record 7.31% of the Monument Digital Technology Fund Class C Shares.

As of March 31, 2001: Bear Stearns Securities Corp. owned of record 14.67% of the Monument Medical Sciences Fund Class C Shares; First Clearing Corporation F/B/O of Jo Anne E Ewan-Kroeger Trust owned of record 10.26% of the Monument Medical Sciences Fund Class C Shares; Manoj K Singh owned of record 9.31% of the Monument Medical Sciences Fund Class C Shares; Paine Webber F/B/O Harriet Raskin owned of record 9.30% of the Monument Medical Sciences Fund Class C Shares; Bear Stearns Securities Corp. owned of record 8.51% of the Monument Medical Sciences Fund Class C Shares; Donaldson Lufkin Jenrette Securities Corporation, Inc. owned of record 8.43% of the Monument Medical Sciences Fund Class C Shares; Sterling Trust Co. F/B/O Regent Care Center owned of record 6.72% of the Monument Medical Sciences Fund Class C Shares.

As of March 31, 2001: U.S. Clearing Corp. owned of record 38.64% of the Telecommunications Fund Class C Shares; Robert W. Baird & Co., Inc. owned of record 12.08% of the Telecommunications Fund Class C Shares; Bear Stearns Securities Corp. owned of record 9.25% of the Telecommunications Fund Class C Shares; Paine Webber F/B/O Gloria Lazarus owned of record 7.33% of the Telecommunications Fund Class C Shares; Sterling Trust Co. F/B/O Advanced Homestead Title Inc. owned of record 5.17% of the Monument Telecommunications Fund Class C Shares.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR. Monument Advisors, Ltd., ("Advisor") located at 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, President of Advisors, and President of the Company. David A. Kugler is an affiliate of the Company and Advisors. Advisors also manages the portfolio investments of qualified individuals, retirement plans, and trusts.

Under to the Advisory Agreement with the Company, Advisors receives a monthly fee from each Fund, payable twice per month. This fee is calculated as an annualized rate of 1.25% of the monthly average net assets of each Fund through $250 million; 1.00% of the monthly average net assets between $250 and $500 million; 0.875% of the monthly average net assets between $500 million and $750 million; 0.75% of the monthly average net assets between $750 and $1 billion; and 0.625% of the monthly average net assets over $1 billion. A voluntary Expense Limitation Agreement is in effect, pursuant to which the Advisor has agreed to waive or reimburse the fund for certain expenses. The initial term of the agreement ended May 1, 2001, and is presently subject to annual renewal by mutual agreement of Advisors and the Board of Trustees of the Fund. The expense limit is subject to change at any time at the discretion of the Board of Trustees with the agreement of the Advisor. The Board has exercised its discretion on several occasions to raise the expense cap for the ultimate benefit of the Fund and its shareholders. During contract periods when total expenses are below the cap, the Funds may reimburse the Advisor for fees waived or expenses reimbursed under the expense limitation agreement on a rolling five-year basis. Reimbursements must be approved quarterly by the Board of Trustees.

ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, Advisors provides the following services to each Fund: (1) furnishing an investment program (a) determining what investments a Fund should purchase, hold, sell, or exchange;
(b) determining the manner in which to exercise any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities; (c) rendering regular reports to the Company regarding the decisions that it has made with respect to the investment of the assets of each Fund and the purchase and sale of its investment securities (including the reasons for such decisions, the extent to which it has implemented such decisions, and the manner in which it has exercised any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities);
(d) placing orders for the execution of each Fund's securities transactions (in accordance with any applicable directions from the Board of Trustees) and rendering certain reports to the Company regarding brokerage business placed by Advisors; (e) using its best efforts to recapture all available tender offer solicitation fees in connection with tenders of the securities of any Fund, and any similar payments; (4) advising the Board of Trustees of any fees or payments of whatever type that it may be possible for Advisors or an affiliate thereof to receive in connection with the purchase or sale of investment securities for any Fund; (5) assisting the Custodian with the valuation of the securities of each Fund, and in calculating the net asset value of each Fund; (6) providing assistance to the Company with respect to the Company's registration statement, regulatory reports, periodic reports to shareholders and other documents (including tax returns), required by applicable law; (7) providing assistance to the Company with respect to the development, implementation, maintenance, and monitoring of a compliance program; and (8) furnishing, at its own expense, adequate facilities and personnel for the Trustees and officers of the Company to manage the Company's affairs.

The Advisory Agreement for both the Medical Sciences Fund and the Telecommunications Fund was originally approved by the Board of Trustees on October 27, 1997. The Advisory Agreement for the Internet Fund was originally approved by the Board of Trustees on June 30, 1998. Each agreement was subsequently approved by the initial shareholder of each Fund, following his investment of each Fund's initial capitalization. The Board approved a revision of the Advisory Agreement as to each of the Funds on March 18, 2000, and the shareholders of the Internet, Medical Sciences and Telecommunications Funds approved the change on June 28, 2000. The Advisory Agreement will remain in effect from year to year as long as its continuance is specifically approved at least annually by a vote of the Board of Trustees (on behalf of each Fund) or by a vote of the holders of a majority of each Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the vote must be cast by a majority of Board members who are not interested persons or Advisors of the Company (other than as members of the Board of Trustees). Voting must occur in person at a meeting specifically called for that purpose. The Advisory Agreement may be terminated without penalty at any time by the Board of Trustees or Advisors. With respect to an individual Fund, the Advisory Agreement may be terminated by a vote of a majority of the Fund's shareholders. Termination either occurs on 60 days written notice, or automatically in the event of an assignment of the agreement, as defined in the 1940 Act.

SUBADVISORY AGREEMENT. Advisors has entered into an investment subadvisory agreement with Orbitex Management, Inc. ("OMI") pursuant to which OMI provides portfolio management services to the Monument Digital Technology Fund, Monument Medical Sciences Fund, and Monument Telecommunications Fund. The Subadvisory Agreement must be approved by the shareholders of each of the series by October 8, 2001, or the Agreement will terminate as to the series for which approval was not received.

Prior to shareholder approval, OMI will earn a fee, which will be held in escrow pending shareholder approval. The fee to OMI is a percentage of the net advisory fee payable to Monument Advisors under its Advisory Agreement with the Fund, less waivers or reimbursements required under Monument Advisors' Expense Limitation Agreement with the Fund. OMI's fee is subject to further reduction for amounts paid by Distributors to an OMI affiliate under a marketing services agreement. Prior to shareholder approval, the percentage will be 50%.

If the Subadvisory Agreement is approved by shareholders, the percentage rises to 80%. Fees previously held in escrow will then be payable to OMI. If the Subadvisory Agreement is not approved as to a particular series, then OMI will only be entitled to receive, out of the escrow account, the lesser of: (1) any costs (plus interest earned) incurred in performing the Subadvisory Agreement; or (2) the total amount (plus interest earned) in the escrow account.


PRINCIPAL UNDERWRITER. Monument Distributors, located at 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc. Monument Advisors, and serves as the principal underwriter of each Fund. David A. Kugler is an affiliate of the Company and Monument Distributors.

Pursuant to a "Distribution Agreement," Monument Distributors has agreed to use its best efforts as principal underwriter to promote the sale of each Fund's shares in a continuous public offering. On October 27, 1997, the Distribution Agreement (dated November 27, 1997) was approved as to each Fund in existence at that time by the Board of Trustees. The Distribution Agreement was approved as to each subsequently-formed Fund at the time the Board authorized the Fund's creation. The Distribution Agreement is in effect for two years from the date of its execution and will continue to be in effect thereafter if approved annually by a vote of the Board of Trustees, or by a vote of the holders of a majority of the Company's outstanding voting securities. In either case, votes must be cast by a majority of Board members who are not parties to the Distribution Agreement or interested persons of any such party (other than as members of the Board of Trustees). Votes must also be cast in person at a meeting called specifically for that purpose. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days written notice.

Monument Distributors pays the expenses of distributing the Company's shares, including advertising expenses and the cost of printing sales materials and prospectuses. The Company pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Monument Distributors) and of sending prospectuses to existing shareholders.

For its services, Monument Distributors receives a commission for the sale of each Fund's shares (in the amount set forth, and as described, in the Prospectus).

PLAN OF DISTRIBUTION (RULE 12b-1 PLANS). The Board of Trustees has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for the Class A, Class B and Class C Shares of each Fund. A Plan was adopted with respect to the Class A Shares of the Medical Sciences and Telecommunications Funds on October 27, 1997. A Plan of Distribution was approved on behalf of the Class A Shares of the Digital Technology Fund on June 30, 1998. Rule 12b-1 Plans were approved for Class B Shares of the above Funds effective October 1, 1999,and the Class B Share Rule 12b-1 Plan was revised effective September 22, 2000. Plans were approved for Class C Shares of the Funds listed above, as well as for Classes A, B and C of the New Economy Fund, effective June 30, 2000.

Pursuant to these Distribution Plans, Monument Distributors is entitled to receive a 12b-1 fee for certain activities and expenses that are intended to result in the sale of Fund shares. The Board of Trustees adopted the Distribution Plan for the purpose of increasing the sale of each Fund's shares, thereby lowering overall Fund expenses through economies of scale. Each Plan is in effect for an initial one year period, and will remain in effect provided that the Board of Trustees (including a majority of Rule 12b-1 Trustees described below) approves its continuance by votes cast in person at an annual meeting called for that purpose. Rule 12b-1 Trustees include those Trustees who are not interested persons of the Company, and who have no direct or indirect financial interest in the operation of the Plan or any related agreements.

Pursuant to each Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares. Under the Plans, each Fund may pay a fee ("12b-1 fee") to Distributors up to a maximum of 0.50%, on an annualized basis, of its average daily net assets for Class A Shares, and up to a maximum of 1.00% for Class B and Class C Shares. The Company may pay the 12b-1 fee for activities and expenses borne in the past in connection with its shares as to which no 12b-1 fee was paid because of the maximum limitation.

The activities and expenses financed by the 12b-1 fee may include, but are not limited to: (1) compensation for expenses (including overhead and telephone expenses) incurred by employees of Distributors who engage in the distribution of the shares of each Fund; (2) printing and mailing of prospectuses, statements of additional information, and periodic reports to prospective shareholders of each Fund; (3) expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to each Fund; (4) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the shares of each Fund; (5) expenses of holding seminars and sales meetings designed to promote the distribution of the shares of each Fund; (6) expenses of obtaining information and providing explanations to prospective shareholders of each Fund regarding its investment objectives and policies and other information pertaining to it, including its performance; (7) expenses of training sales personnel offering and selling each Fund's shares; and (8) expenses of personal services and/or maintenance of shareholder accounts with respect to the shares of each Fund.

A majority of Rule 12b-1 Trustees must approve material amendments to the Plan. In addition, the amount payable by a Fund under the Plan may not materially increase without the approval of a majority of the outstanding voting securities of that Fund. With respect to each individual, the Plan may be terminated at any time by a majority of Rule 12b-1 Trustees or by a majority of the outstanding voting securities of that Fund.

RULE 18f-3 PLAN. At a meeting held on August 7, 1999, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Fund for the benefit of each of its series. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, each Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a sales charge upon the sale of shares within six years of purchase, and Class C Shares for certain institutional shareholders.

CODE OF ETHICS. The Fund, its investment advisor and distributor have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, as required by applicable law. The Code is designed to prevent affiliated persons of the Fund, its advisor and the distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund. The Code of Ethics permits personnel subject to the Code to invest in securities. Personnel may invest in securities that may be purchased or held by the Fund, subject to pre-clearance requirements. There can be no assurance that the Codes of Ethics will be effective in preventing unlawful activities. The Code of Ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http://www.sec.gov.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT. PFPC Trust Company, located at The Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, acts as custodian of the assets of each Fund, including securities and cash received in connection with the purchase of Fund shares. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Monument Shareholder Services, Inc., 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, serves as the investment accounting agent for each Fund's portfolio securities and other assets. Monument Fund Accounting has retained the services of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, to assist in providing investment accounting services. Monument Shareholder Services, Inc. ("MSSI"), 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, serves as the transfer agent and dividend disbursing agent for each Fund. Pursuant to a Sub-Transfer Agency Agreement entered into between MSSI and PFPC Inc. dated September 16, 2000, PFPC Inc. has assumed the transfer agent, dividend disbursing and shareholder servicing functions on behalf of the Funds.

FUND ADMINISTRATION. Pursuant to an Administrative Services Agreement with the Company dated September 18, 2000 (the "Administrative Agreement"), Monument Shareholder Services, Inc. (the "Administrator"), 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Advisor. The Administrator has entered into a Sub-Administration Services Agreement with PFPC Inc. to which the Administrator has delegated a portion of its duties for the benefit of the Fund. PFPC Inc. as Sub-Administrator is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. The Administrator and PFPC Inc. provide certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. As administrator, the Administrator and PFPC Inc. receive an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.135% (0.10% to the Administrator and 0.035% to PFPC Inc.), subject to a minimum amount of $6,250 per year to PFPC Inc. for a period of two years from the date of the Administrative Agreement.

INDEPENDENT PUBLIC ACCOUNTANT. Deloitte & Touche LLP, located at Two World Financial Center, New York, New York 10281, serves as the Company's independent public accountant.

INDEPENDENT COUNSEL. Beth-ann Roth, P.C., located at 9204 Saint Marks Place, Fairfax, Virginia 22031, serves as independent counsel to the Funds and to the Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Advisors, pursuant to the Advisory Agreement and subject to the general control of the Board of Trustees, places all orders for the purchase and sale of securities of each Fund. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best combination of price and execution ("best execution") available. Advisors will consider such factors as it deems relevant, including the extent of the security market, the financial condition and execution capability of the broker-dealer, and the reasonableness of any commission.

In the allocation of brokerage business used to purchase securities for a Fund, Advisors may give preference to those broker-dealers who provide brokerage, research, or other services to Advisors as long as there is no sacrifice in obtaining best execution. Such services may include the following: (1) advice concerning the value of securities (the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities); (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and (3) various functions incidental to effecting securities transactions, such as clearance and settlement. Research generated by broker-dealers who execute transactions on behalf of the Company may be useful to Advisors in rendering investment management services to other clients (including affiliates of Advisors). Conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to Advisors in carrying out its obligations to the Company. While such research may be used by Advisors in providing investment advice to all its clients (including affiliates of Advisors), not all of it may be used by Advisors for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by Advisors, and the expenses of Advisors will not necessarily be reduced by the receipt of supplemental research.

Advisors may use the services of an affiliated broker-dealer, either Monument Distributors, Inc. or FISN, to execute portfolio securities transactions, including transactions that may otherwise not be feasible to send to other broker-dealers because of such factors as the small size of the transaction. Commissions paid to FISN during the past fiscal years for securities transactions on behalf of the Funds amounted to $85,009 for fiscal year ended October 31, 1999, and $158,127 for fiscal year ended October 31, 2000. During fiscal year ended October 31, 2000, commissions paid to FISN as a percentage of the overall total commissions paid by the Funds was 25.36%. During fiscal year ended October 31, 2000, the aggregate dollar amount of commissions paid to FISN as compared to the total aggregate dollar amount paid by the Funds was 19.64%. The difference in percentages resulted from factors related to why FISN was used as the broker-dealer of choice in a particular instance, such as the ability to get execution on trades that other broker-dealers may not have been able to process for the Funds on as favorable terms, or at all.

When portfolio transactions are executed on a securities exchange, the amount of commission paid by a Fund is negotiated between Advisors and the broker executing the transaction. Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

Monument Advisors may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender offer solicitation. As a means of recapturing brokerage for the benefit of such Fund, any portfolio securities tendered by the Fund will be tendered through Advisors if it is legally permissible to do so. The next advisory fee payable to Advisors will be reduced by the cash amount received by Advisors, less any costs and expenses incurred in connection with the tender. Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any of its Funds, or by other accounts or companies for which Advisors provides investment advice (including affiliates of Advisors). On occasions when Advisors deems the purchase or sale of a security to be in the best interest of the Company, as well as Advisors' other clients, Advisors, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions (if any). In such event, Advisors will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to all customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

VOTING. Shares of each Fund have equal voting rights, except that shareholders of each Fund will vote separately on matters affecting only that Fund. Fractional shares have proportionately the same rights as do full shares. The voting rights of each Fund's shares are non-cumulative, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees have the ability to elect all of the Trustees, with the result that the holders of the remaining voting shares will not be able to elect any Trustee.

The Company does not intend to hold annual shareholder meetings, though it may, from time to time, hold special meetings of Fund shareholders, as required by applicable law. The Board of Trustees, in its discretion, as well as the holders of at least 10% of the outstanding shares of a Fund, may also call a shareholders meeting. The federal securities laws require that the Funds help you communicate with other shareholders in connection with the election or removal of members of the Board.

                  FURTHER DESCRIPTION OF THE COMPANY'S SHARES

VOTING RIGHTS. On any matter submitted to the shareholders, each shareholder is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. On matters affecting one Fund differently from the another Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund. Shares do not have cumulative voting rights. In other words, holders of more than 50% of the shares elect 100% of the Board of Trustees, while the holders of less than 50% of the shares may not elect any person as a Trustee. Shareholders of a particular Fund may have the power to elect all of the Company's Trustees if that Fund has a majority of the total outstanding shares of the Company.

DIVIDEND RIGHTS. Income dividends and capital gain distributions on shares of a particular Fund may be paid with such frequency as the Board of Trustees determines. This may occur daily, or with such frequency as the Board of Trustees determines by resolution. Dividends and distributions may be paid to shareholders of a particular Fund from the income and capital gains, accrued or realized, attributable to the assets belonging to that Fund, after the Board of Trustees provides for the Fund's actual and accrued liabilities. All dividends and distributions on shares of a particular series or class will be distributed pro rata to the shareholders in proportion to the number of shares held by them on the date and time of record established for the payment of such dividends or distributions. The Board of Trustees may declare and distribute a stock dividend to shareholders of Fund through the distribution of shares of another Fund.

LIQUIDATION RIGHTS. In the event of the liquidation of a Fund, the shareholders of that Fund will be entitled to receive (when and as declared by the Board of Trustees) any of a Fund's assets that are in excess of its liabilities. The shareholders of one Fund will therefore not be entitled to any distribution upon liquidation of another Fund. The assets distributed to the shareholders of a Fund will be in proportion to the number of shares of that Fund held by each shareholder as recorded on the Company books. The liquidation of any particular Fund in which there are outstanding shares may be authorized by an instrument in writing signed by a majority of the Trustees then in office, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Fund, as the quoted phrase is defined in the 1940 Act.

PREEMPTIVE, CONVERSION, AND TRANSFER RIGHTS. When issued, each Fund's shares are fully paid, non-assessable, have no pre-emptive or subscription rights, and are fully transferable (the Board of Trustees may, however, adopt lawful rules and regulations with reference to the method of transfer). Subject to the 1940 Act, the Board of Trustees has the authority to allow a shareholder the option of exchanging his or her shares for shares of the another Fund in accordance with such requirements and procedures as the Board of Trustees may establish.

                   BUYING, REDEEMING, AND EXCHANGING SHARES

ADDITIONAL INFORMATION ON BUYING SHARES. The Company currently offers shares of the Funds through advertisements and mailings. In the future, shares may be offered on the Internet. When you buy shares, if you submit a check or a draft that is returned unpaid to the Company we may impose a $50 charge against your account for each returned item. Brokers through which you buy shares may designate intermediaries to accept orders on behalf of the Funds.

REINVESTMENT DATE. Fund shares acquired through the reinvestment of dividends will be purchased at the Fund's net asset value, as determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON REDEEMING SHARES: REDEMPTIONS IN KIND. The Company, on behalf of the Funds, will pay in cash (by check) all requests for redemption by any shareholder of record of a Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Trustees reserves the right to make payments in whole or in part using securities or other assets of a Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the
Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

ADDITIONAL INFORMATION ON EXCHANGING SHARES. If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if Advisors believes that attractive investment opportunities (consistent with a Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of each Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See "Buying, Redeeming, and Exchanging Shares" in the Prospectus.

ADDITIONAL INFORMATION ON SALES CHARGES. Unless otherwise described in the Prospectus, the offering price of each Fund's shares is based on that Fund's NAV per share, plus an initial sales charge that is paid to Monument Distributors. See "Public Offering Price," "Redemption Price," "Buying Fund Shares", and "Net Asset Value" in the Prospectus.

Initial sales charges do not apply to certain share classes, classes of persons, or transactions, as described in the Prospectus. A sales charge may be waived because a transaction involves a different level of expense than the sale of Fund shares to the general public. See "Waiver of Sales Charge" in the Prospectus. In addition, as shown in the table under "Public Offering Price" in the Prospectus, initial sales charges decline as the amount of Fund shares purchased increases to reflect certain economies of scale in the selling effort associated with larger purchases.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES. Class B Shares of the Fund will automatically convert to Class A Shares of the respective Fund, based on the relative net asset values per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

WHETHER A CONTINGENT DEFERRED SALES CHARGE APPLIES. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

GENERAL INFORMATION. We will consider dividend and capital gain distribution checks that the U.S. Postal Service returns marked "unable to forward" as a request by you to change your dividend option to reinvest all distributions. We will reinvest the proceeds in additional shares at the net asset value of the applicable Fund(s) until we receive new instructions.

Your account may be classified as "lost" if first class mailings are returned twice within 30 days as "undeliverable" and the Postal Service is unable to provide any forwarding information. In that event the Fund's transfer agent, at no cost to you will make at least two searches against national data bases to attempt to determine your current address. If we are then still unable to determine your current mailing address, we may deduct from your account the cost of our efforts to find you, as, for example, when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and any other available payment mediums that you use buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

                            VALUATION OF FUND SHARES

For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System (for which market quotations are readily available) are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the closing bid and asked prices on that day. Over-the-counter portfolio securities (other than securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Portfolio securities that are traded both on the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisors. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and asked prices, options are valued within the range of the current closing bid and asked prices if the valuation is believed to fairly reflect the contract's market value.

In most cases, trading in corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The values used in computing the net asset value of each Fund is determined as of those times. Occasionally, events which affect the values of these securities occur between the times they are determined and the scheduled close of the Exchange and are therefore not reflected in the computation of the net asset value of a Fund. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board of Trustees or their designees.

Securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service. In this case, the security's is based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk, and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined by procedures approved by the Board of Trustees. With the Board's approval, a Fund may utilize a pricing service to perform any of the above described functions.

               ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS.  You may receive two types of distributions from a Fund:

1. Income dividends. Each Fund receives income in the form of dividends, interest, and other investment-derived income. The total income, less expenses incurred in the Fund's operation, is its net investment income, from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from net short-term and net long-term capital gains (after taking into account any capital loss carry forward or post-October loss deferral) may be made annually in December, and reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year as well as any undistributed capital gains from the prior fiscal year. Each Fund may make more than one capital gain distribution in any year or adjust the timing of these distributions for operational or other reasons.

TAXES. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board of Trustees reserves the right to alter a Fund's qualified status as a regulated investment company if this is deemed more beneficial to the shareholders. If the Board elected to take such action, that individual Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains. In either case, distributions to shareholders are taxable to the extent of the Fund's available earnings and profits.

In addition to the limitations discussed below, all or a portion of the income dividends paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally dividends from U.S. domestic corporations stock which is not debt-financed by the Fund and is held for a minimum period) is less than 100% of its distributable income, then the amount of income dividends paid to corporate shareholders which is eligible for such deduction may not exceed the aggregate amount of qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by each Fund in the Company's annual report to shareholders.

Corporate shareholders should note that income dividends and distributions paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that the availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for more than 45 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in shares of a Fund. Corporate shareholders whose investment in a Fund is "debt-financed" for tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction. The entire income dividend and capital gain distribution, including the portion which is treated as a deduction, may be included in the tax base on which the alternative minimum tax is computed. Under certain circumstances, this may also result in a reduction in the shareholder's tax basis in its Fund shares, if the shares have been held for less than two years.

The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, and at least 98% of its capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund). These amounts must be distributed to you by December 31 of each year in order to avoid the imposition of a federal excise tax. For tax purposes, under these rules those capital gain distributions that are declared in October, November, or December but for operational reasons may not be paid to you until the following January, will be treated as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare any such capital gain distributions in December and to pay them in either December or January in order to avoid the imposition of this tax. Each Fund does not guarantee, however, that its capital gain distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions of a Fund's shares and exchanges of shares of one Fund for those of another may result in a gain or loss for federal and state income tax purposes. For most shareholders, gain or loss will be an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares of a Fund will be disallowed to the extent that other shares of the Fund are purchased (through reinvestment of income dividends, capital gain distributions or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares repurchased. All or a portion of the sales charge incurred in buying shares of a Fund will not be included in the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in another Fund of the Company and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of a Fund's shares.

A Fund's investment in options and futures contracts, including any stock options, stock index options, stock index futures, and options on stock index futures are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures, and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These Section 1256 positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts, and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of its shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or other contract that substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order for each Fund to qualify as a regulated investment company, at least 90% of each Fund's annual gross income must consist of dividends, interest, and certain other types of qualifying income. Foreign exchange gains earned through a Fund's investment in stock or securities, as well as options or futures based on those stocks or securities, is considered qualifying income for purposes of this 90% limitation.

The Funds may be subject to foreign withholding taxes or other foreign taxes on income (including capital gains) on certain of its foreign investments, thus reducing the return on those investments. In any year in which a Fund qualifies, it may elect to allow certain shareholders to take a credit or a deduction for their shares of qualified foreign taxes paid by the Fund in their gross income total. Each shareholder would then include in his or her gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund.

                             PERFORMANCE INFORMATION

From time to time, each Fund may state its average annual and cumulative total returns in advertisements and sales literature. SUCH PERFORMANCE DOES NOT REPRESENT THE ACTUAL EXPERIENCE OF ANY PARTICULAR INVESTOR, AND IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURN. Each Fund computes its average annual total return according to the following formula prescribed by the SEC:

                     P(l+T)n = ERV

      Where:

           P = a hypothetical initial investment of $1,000 T = average annual total return n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Average annual total return calculations reflect the deduction of a maximum front-end sales charge, where applicable, from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. In calculating the ending redeemable value for Class A Shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B Shares, the applicable CDSC imposed upon redemption of Class B Shares held for the period is deducted. For Class C Shares the maximum 1% front-end sales charge is deducted. The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed. Each Fund may also show average annual total return calculations.

CUMULATIVE TOTAL RETURN. Each Fund may also quote its cumulative total return in advertisements and sales literature. Each Fund computes cumulative total return in a manner similar to that used to average annual total return, except that it will not annualize the results. The SEC has not prescribed a standard formula for computing cumulative total return. The Funds calculate cumulative total return according to the following formula:

                     C = (ERV/P) -1

      Where:

           P = a hypothetical initial investment of $1,000
           C = cumulative total return
           ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Cumulative total return calculations also reflect the deduction of a maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed.

OTHER PERFORMANCE QUOTATIONS. Each Fund may, from time to time, quote average annual and cumulative total returns using different assumptions about applicable sales charges.

VOLATILITY. Occasionally, a Fund may include in advertisements and sales literature statistics that show the volatility or risk of an investment in the Fund, as compared to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation measures the variability of net asset value or total return of a Fund around an average over a specified period of time. The greater the standard deviation, the greater the assumed risk in achieving performance.

                             PERFORMANCE COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objectives, advertisements and sales materials about a Fund may discuss certain measures of performance as reported by various financial publications. These materials also may compare a Fund's performance to that of other investments, indices, performance rankings, averages and other information prepared by recognized mutual fund statistical services. In addition, advertisements and sales literature for each Fund may discuss certain performance information set out in the various financial publications listed below.

1. Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

2. Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

3. The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

4. Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

5. Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure of total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

6. CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

7. Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity Fund.

8. Value Line Index - an unmanaged index which follows the stock of approximately 1,700 companies.

9. Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

10. Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

11. Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

12. Russell 3000 Index - composed of 3,000 large U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market. The average market capitalization (as of May 1995) is $1.74 billion.

13. Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The average market capitalization (as of May 1995) is $288 million.

14.   Stocks, Bonds, Bills, and Inflation, published by Ibbotson
      Associates-historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

15. Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.

Advertisements also may compare a Fund's performance to the return on certificate of deposits ("CDs") or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. Government. An investment in a Fund is not insured by any federal, state or private entity.

                              FINANCIAL INFORMATION

You can receive free copies of financial reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:

           The Monument Funds Group, Inc.
           7201 Wisconsin Avenue, Suite 650
           Bethesda, Maryland 20814

The books of each Fund will be audited at least once each year by Deloitte & Touche LLP, of New York, New York.

The Fund's audited and unaudited financial statements and associated notes, along with the unqualified report of Deloitte & Touche LLP on the audited financial statements, are incorporated by reference into this SAI and are included in the Fund's annual and semi-annual reports to shareholders. You may obtain a copy of any of the reports free of charge by writing to the Fund or by calling us toll-free at (888) 420-9950.